Provisions, commitments, contingent liabilities and contingent assets	6 Months Ended
Jun. 30, 2018
Disclosure of other provisions [abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]

8 Provisions, commitments, contingent liabilities and contingent assets

In 2016, Equinor initiated arbitration to set aside an expert ruling affecting Equinor’s ownership percentage in the ongoing redetermination process for the Agbami field in Nigeria. In April 2018, the Arbitration panel ruled, dismissing Equinor’s claims, which however has no impact on Equinor’s accounting for the Agbami redetermination as the outcome of the expert ruling has been provided for. For further information see note 23 Other commitments, contingent liabilities and contingent assets in Equinor’s 2017 Annual Report and Form 20-F.

On 28 February 2018, Equinor received a notice of deviation from Norwegian tax authorities related to an ongoing dispute regarding the level of Research & Development cost to be allocated to the offshore tax regime, increasing the maximum exposure in this matter to approximately USD 500 million. Equinor has provided for its best estimate in the matter.

Due to the passage of time as well as a counterparty’s revised claim in an ongoing case, the range of exposure related to long-term gas sales price review arbitration has broadened in the second quarter of 2018. However, Equinor’s best estimate and the corresponding provision for contractual gas price disputes have not changed, other than through the passage of time, since year-end 2017.

In March 2016 Equinor Energy AS, acting on behalf of the Troll field partners, terminated a long-term contract for the drilling rig COSL Innovator. The termination was disputed in court by the rig owner COSL Offshore Management AS (COSL). Equinor’s share of the total exposure, based on COSL’s original claim, has been estimated to be approximately USD 200 million excluding penalty interest. In May 2018, the court of first instance (Oslo District Court) ruled that while the contract could be cancelled according to the applicable clauses of the contract and with payment of the appropriate cancellation charge, the contract had not been validly terminated. In June 2018 both parties appealed the verdict to the court of appeal. Oslo District Court’s ruling is consequently not final. Equinor intends to defend its own and the Troll partners’ position, and considers it to be more likely than not that the final verdict will conclude that the termination of the rig contract was valid under its terms. No provision related to the dispute is included in Equinor’s accounts as of 30 June 2018.

During the normal course of its business Equinor is involved in legal and other proceedings, and several claims are unresolved and currently outstanding. The ultimate liability or asset, respectively, in respect of such litigation and claims cannot be determined now. Equinor has provided in its Condensed interim financial statements for probable liabilities related to litigation and claims based on the company's best judgement. Equinor does not expect that its financial position, results of operations or cash flows will be materially affected by the resolution of these legal proceedings.